UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2009 (January 1, 2009)

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas		75201-6915
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Effective January 1, 2009, Stephen J. McDonnell retired from his position as Assistant to the Chairman of Holly Corporation (“Holly”). Mr. McDonnell served as Vice President and Chief Financial Officer of Holly from December 14, 2001 to January 6, 2008 and, therefore, was a named executive officer of Holly in 2008. Mr. McDonnell served as Assistant to the Chairman from January 7, 2008 through January 1, 2009. As reflected in the Form 8-K filed by Holly on January 7, 2008, Bruce R. Shaw was named Senior Vice President and Chief Financial Officer effective January 7, 2008 and continues to serve Holly in that capacity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Date: January 7, 2009